UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2018

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors and Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Etienne Middleton, a member of the Boards of Directors (collectively, the “Boards”) of Puget Energy, Inc. (“Puget Energy”) and its wholly owned subsidiary, Puget Sound Energy, Inc. (“PSE” and together with Puget Energy, the “Companies”) tendered his resignation from the Boards effective on August 2, 2018. Mr. Middleton had served as a director on the Boards since March 1, 2016, as an appointee of the Canada Pension Plan Investment Board, one of the consortium of investors that indirectly own the Companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: August 6, 2018	By:	/s/ Steve R. Secrist
Steve R. Secrist Senior Vice President, General Counsel and Chief Ethics and Compliance Officer